Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



                         DELAWARE STRATEGIC INCOME FUND

Dear Shareholder:

  Enclosed is a Notice of Meeting for a Special Meeting of shareholders (the "Meeting") of Delaware Strategic Income Fund. The Meeting has been called for February 19, 2004 at 4:00 p.m. Eastern time at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103. The accompanying Proxy Statement/Prospectus describes a proposal being presented for your consideration and requests your prompt attention and vote by mail using the enclosed proxy card, by telephone or by the Internet.

                         Please take a moment to vote!

  This Meeting is critically important. You are being asked to consider and approve an Agreement and Plan of Reorganization that would result in your shares of the Strategic Income Fund being exchanged for those of another fund in the Delaware Investments Family of Funds called Delaware Diversified Income Fund (the "Diversified Income Fund"), a series of Delaware Group Adviser Funds.

  If the shareholders of the Strategic Income Fund approve the proposal, the Diversified Income Fund will acquire substantially all of the assets and assume the liabilities of the Strategic Income Fund.

     o You will receive shares of the Diversified Income Fund equal in value to your investment in shares of Strategic Income Fund.

     o You will no longer be a shareholder of the Strategic Income Fund and will become a shareholder of the Diversified Income Fund.

  The transaction is being proposed because, although the Diversified Income Fund has an investment objective and investment policies that are similar to the Strategic Income Fund (as outlined in the Proxy Statement/Prospectus), the Diversified Income Fund has a better opportunity for sustainable results and lower expenses compared to the Strategic Income Fund. Additionally, the asset growth for the Strategic Income Fund has been low and we believe the projected growth in assets may not be sufficient to continue to offer competitive performance and high quality service to shareholders over the long-term. Based on current asset levels, combining the Strategic Income Fund with the Diversified Income Fund will bring the assets in the Diversified Income Fund to approximately $181 million, which is larger than the Strategic Income Fund. The Diversified Income Fund is managed by Delaware Management Company, which is also the investment advisor of the Strategic Income Fund.

  Please take the time to review this entire document and vote now! Whether or not you plan to attend the Meeting, please vote your shares by mail, telephone or by the Internet. If you determine at a later date that you wish to attend this Meeting, you may revoke your proxy and vote in person.

  Thank you for your prompt attention and participation.


                                      Sincerely,


                                      /s/ Jude T. Driscoll
                                      ------------------------
                                      Jude T. Driscoll
                                      Chairman

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                         DELAWARE STRATEGIC INCOME FUND
                   (a series of Delaware Group Income Funds)

                               2005 Market Street
                             Philadelphia, PA 19103

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        To be held on February 19, 2004


To the Shareholders:

  NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders (the "Meeting") of Delaware Strategic Income Fund (the "Strategic Income Fund"), a series of Delaware Group Income Funds (the "Acquired Trust"), will be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103, on February 19, 2004 at 4:00 p.m. Eastern time. The Meeting is being called for the following reasons:

  1. For shareholders of the Strategic Income Fund to vote on an Agreement and Plan of Reorganization between the Trust, on behalf of the Strategic Income Fund, and Delaware Group Adviser Funds, on behalf of Delaware Diversified Income Fund (the "Diversified Income Fund"), that provides for: (i) the acquisition by Diversified Income Fund of substantially all of the assets of the Strategic Income Fund in exchange for shares of the Diversified Income Fund and the assumption by Diversified Income Fund of the liabilities of the Strategic Income Fund; (ii) the pro rata distribution of shares of the Diversified Income Fund to the shareholders of the Strategic Income Fund; and
(iii) the liquidation and dissolution of the Strategic Income Fund.

  2. To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

  The transaction contemplated by the Agreement and Plan of Reorganization is described in the attached Proxy Statement/Prospectus. A copy of the form of the Agreement and Plan of Reorganization is attached as Exhibit A to the Proxy Statement/Prospectus.

  Shareholders of record of the Strategic Income Fund as of the close of business on October 31, 2003 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Whether or not you plan to attend the Meeting, please vote your shares by returning the Proxy Card by mail in the enclosed postage-paid envelope, or by voting by telephone or the Internet. Your vote is important.

                                      By Order of the Board of Trustees,




                                      /s/ Richelle S. Maestro
                                      ------------------------------
                                      Richelle S. Maestro
                                      Secretary

November 24, 2003

To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card, sign it, and return it in the enclosed envelope, which requires no postage if mailed in the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your Proxy at any time at or before the Meeting or vote in person if you attend the Meeting.

                           PROXY STATEMENT/PROSPECTUS

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Cover Pages ............................................................   Cover
Summary ................................................................     2
 What is the purpose of the proposal? ..................................     2
 How will the shareholder voting be handled? ...........................     2
 What are the general tax consequences of the Transaction? .............     2
Comparisons of Some Important Features .................................     3
 How do the investment objectives and policies of the Strategic Income
  Fund and the Diversified Income Fund compare? ........................     3
 What are the risks of an investment in the Funds? .....................     3
 Who manages the Diversified Income Fund? ..............................     3
 What are the fees and expenses of each Fund and what might they be
  after the Transaction?................................................     4
 Where can I find more financial information about the Funds? ..........     7
 What are other key features of the Funds? .............................     7
   Transfer Agency, Accounting, Custody and Administrative Services ....     7
   Management and Administration Fees ..................................     7
   Distribution Services ...............................................     7
   Rule 12b-1 Plans ....................................................     7
   Purchases, Exchange and Redemption Procedures .......................     8
   Dividends, Distributions and Taxes ..................................     9
Reasons for the Transaction ............................................     9
Information about the Transaction ......................................     10
 How will the Transaction be carried out? ..............................     10
 Who will pay the expenses of the Transaction? .........................     10
 What are the tax consequences of the Transaction? .....................     10
 What should I know about Diversified Income Fund Shares? ..............     10
 What are the capitalizations of the Funds and what might the
  capitalization be after the Transaction?..............................     11
Comparison of Investment Objectives and Policies .......................     12
 Are there any significant differences between the investment objectives, strategies and investment policies of the Strategic
  Income Fund and the Diversified Income Fund?..........................     12
 How do the investment restrictions of the Funds differ? ...............     14
 What are the risk factors associated with investments in the Funds? ...     14
Voting Information .....................................................     16
 How many votes are necessary to approve the Plan? .....................     16
 How do I ensure my vote is accurately recorded? .......................     16
 Can I revoke my proxy? ................................................     16
 What other matters will be voted upon at the Meeting? .................     16
 Who is entitled to vote? ..............................................     17
 What other solicitations will be made? ................................     17
Information about the Diversified Income Fund ..........................     17
Information about the Strategic Income Fund ............................     17
Information about each Fund ............................................     18
Principal Holders of Shares ............................................     18
Exhibit A -- Form of Agreement and Plan of Reorganization ..............    A-1

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                           PROXY STATEMENT/PROSPECTUS
                            Dated November 17, 2003

                          Acquisition of the assets of

                         DELAWARE STRATEGIC INCOME FUND
                   (a series of Delaware Group Income Funds)

                        By and in exchange for shares of

                        DELAWARE DIVERSIFIED INCOME FUND
                   (a series of Delaware Group Adviser Funds)

  This Proxy Statement/Prospectus solicits proxies to be voted at a Special Meeting of shareholders (the "Meeting") of Delaware Strategic Income Fund (the "Strategic Income Fund"), a series of Delaware Group Income Funds (the "Trust"), to vote on the Agreement and Plan of Reorganization (the "Plan") for the Strategic Income Fund. If shareholders of the Strategic Income Fund vote to approve the Plan, Delaware Diversified Income Fund (the "Diversified Income Fund" and, together with Strategic Income Fund, each a "Fund" and collectively, the "Funds"), a series of Delaware Group Adviser Funds (the "Acquiring Trust"), will acquire substantially all of the assets of the Strategic Income Fund in exchange for shares of Diversified Income Fund ("Diversified Income Fund Shares") and the assumption by Diversified Income Fund of the liabilities of Strategic Income Fund. The principal offices of the Trust and the Acquiring Trust are located at 2005 Market Street, Philadelphia, PA 19103. You can reach the offices of both the Trust and the Acquiring Trust by telephone by calling 1-800-523-1918.

  The Meeting will be held at the offices of Delaware Investments located at 2001 Market Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103, on February 19, 2004 at 4:00 p.m. Eastern time. The Board of Trustees of the Trust, on behalf of the Strategic Income Fund, is soliciting this proxy. This Proxy Statement/Prospectus will first be sent to shareholders on or about November 24, 2003.

  If the shareholders of the Strategic Income Fund vote to approve the Plan, you will receive Diversified Income Fund Shares equal in value to your investment in the Strategic Income Fund. The Strategic Income Fund will then be liquidated.

  The Diversified Income Fund and the Strategic Income Fund have similar investment objectives. The Diversified Income Fund's investment objective is to seek maximum long-term total return, consistent with reasonable risk. The Strategic Income Fund's investment objective is to seek high current income and total return.

  This Proxy Statement/Prospectus gives the information about Diversified Income Fund Shares that you should know before investing. You should retain it for future reference. A Statement of Additional Information dated November 17, 2003 relating to this Proxy Statement/Prospectus containing more information about the Diversified Income Fund, the Strategic Income Fund and the proposed transaction has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference.

  The following documents are included with and considered a part of this Proxy Statement/Prospectus, and are intended to provide you with information about the Diversified Income Fund.

     o The Prospectus, as supplemented, of the Diversified Income Fund, dated December 31, 2002 (the "Diversified Income Fund Prospectus").

     o The Annual Report to Shareholders of the Diversified Income Fund for the fiscal year ended October 31, 2002 (the "Diversified Income Fund Annual Report").

     o The Semiannual Report to Shareholders of the Diversified Income Fund for the six months ended April 30, 2003 (the "Diversified Income Fund Semiannual Report").

  It is anticipated that an updated prospectus and annual report for the Diversified Income Fund will be available in December 2003 and will be delivered to shareholders of the Strategic Income Fund when available. These documents, when available, will supercede the Diversified Income Fund Prospectus, the Diversified Income Fund Annual Report and the Diversified Income Fund Semiannual Report, and will be incorporated by reference into this Proxy Statement/Prospectus at that time.

  The Prospectuses of the Strategic Income Fund dated September 30, 2002, as supplemented September 29, 2003 (the "Strategic Income Fund Prospectus") is incorporated by reference into this Proxy Statement/Prospectus. You can request a free copy of the Statement of Additional Information or any of the documents described above by calling 1-800-523-1918, or by writing to the Acquiring Trust or the Trust at Attention: Account Services, 2005 Market Street, Philadelphia, PA 19103.

  Like all mutual funds, the SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

  Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

                                    SUMMARY


  This is only a summary of certain information contained in this Proxy Statement/Prospectus. For more complete information, you should read the rest of this Proxy Statement/Prospectus, including the Plan (attached as Exhibit
A), the Diversified Income Fund Prospectus, the Diversified Income Fund Annual Report and the Diversified Income Fund Semiannual Report.

What is the purpose of the proposal?

  The Board of Trustees of the Trust has approved a Plan for the Strategic Income Fund and recommends that shareholders of the Strategic Income Fund approve the Plan. If shareholders of the Strategic Income Fund approve the Plan, the Fund's net assets will be transferred to the Diversified Income Fund in exchange for an equal value of Diversified Income Fund Shares. These Diversified Income Fund Shares will then be distributed pro rata to the Strategic Income Fund's shareholders and the Strategic Income Fund will be liquidated and dissolved. The proposed transaction for the Strategic Income Fund is referred to in this Proxy Statement/Prospectus as the "Transaction."

  This means that your shares of the Strategic Income Fund will be exchanged for an equal value of Diversified Income Fund Shares. As a result, you will cease to be a shareholder of your Strategic Income Fund and will become a shareholder of the Diversified Income Fund. This exchange will occur on a date agreed to between the Trust and the Acquiring Trust (hereafter, the "Closing Date").

  Like the Strategic Income Fund, the Diversified Income Fund is a mutual fund within the Delaware Investments Family of Funds that is managed by Delaware Management Company, a series of Delaware Management Business Trust, (the "Manager"). Its investment objective and policies are similar, but not identical, to the Strategic Income Fund.

  For the reasons set forth below under "Reasons for the Transaction," the Boards of Trustees of the Trust and the Acquiring Trust have concluded that the Transaction is in the best interests of the respective shareholders of the Strategic Income Fund and the Diversified Income Fund. Each Board of Trustees also concluded that no dilution in value would result to the shareholders of each respective Fund, as a result of the Transaction.

                        The Board of Trustees recommends
                       that you vote to approve the Plan.

How will the shareholder voting be handled?

  Shareholders of Strategic Income Fund who own shares at the close of business on October 31, 2003 (the "Record Date") will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. To approve the Transaction, a majority (as defined under federal law) of the outstanding voting shares of the Diversified Income Fund must be voted in favor of the Plan.

  Please vote by proxy as soon as you receive this Proxy Statement/Prospectus. You may place your vote by completing and signing the enclosed proxy card or by telephone or by the Internet. If you return your signed proxy card or vote by telephone or by Internet, your votes will be officially cast at the Meeting by the persons appointed as proxies. You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Proxy Statement/Prospectus.

What are the general tax consequences of the Transaction?

  It is expected that shareholders of the Strategic Income Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for Diversified Income Fund Shares. You should, however, consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences of the Transaction, if any, because the information about tax consequences in this document relates to the federal income tax consequences only. For further information about the tax consequences of the Transaction, see "Information About the Transaction - What are the tax consequences of the Transaction?"

                     COMPARISONS OF SOME IMPORTANT FEATURES

How do the investment objectives and policies of the Strategic Income Fund and the Diversified Income Fund compare?

  The Funds have similar investment objectives and policies. The Strategic Income Fund's investment objective is to seek high current income and total return. The Diversified Income Fund's investment objective is to seek maximum long-term total return consistent with reasonable risk. Accordingly, both Funds seek, at least in part, to provide total return to their shareholders. The Strategic Income Fund, however, places a somewhat greater emphasis on current income as compared to the Diversified Income Fund.

  Each Fund seeks to achieve its investment objective by investing primarily in three distinct sectors of the fixed-income market: high-yield, investment grade, and international.

     o High-Yield Sector - consists of high-yielding, lower-rated or unrated fixed-income securities, that are believed to be similarly rated, issued by U.S. companies. High-yield securities are commonly referred to as "junk bonds."

     o Investment Grade Sector - consists of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies.

     o International Sector - consists of bonds issued by foreign governments, their agencies and instrumentalities, as well as other fixed-income securities of issuers in foreign countries.

  The primary difference between the investment strategies of the Strategic Income Fund and Diversified Income Fund is that the Strategic Income Fund has the ability to invest a slightly higher percentage of its assets in high-yield bonds, foreign securities and emerging market securities than Diversified Income Fund's ability to invest in such sectors.

What are the risks of an investment in the Funds?

  As with most investments, investments in the Funds involve risks. There can be no guarantee against losses resulting from an investment in any Fund, nor can there be any assurance that any Fund will achieve its investment objective.

  The risks associated with an investment in the Diversified Income Fund are similar to the risks associated with investments in the Strategic Income Fund. Those risks include changes in market conditions, particularly changes in bond prices and interest rates, and poor performance of bond issuers in which the Funds may invest. The Strategic Income Fund may incur risks associated with high-yield bonds, foreign securities and investments in emerging markets to a greater extent than the Diversified Income Fund.

  For further information about the investment objectives and policies of the Funds, see "Comparison of Investment Objectives and Policies."

Who manages the Diversified Income Fund?

  The management of the business and affairs of the Diversified Income Fund is the responsibility of the Board of Trustees of the Acquiring Trust. The Board elects officers who are responsible for the day-to-day operations of the Diversified Income Fund.

  The Manager manages the assets of the Funds and makes each Fund's investment decisions. The Manager is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. The Manager and its predecessors have been managing the assets of the funds in the Delaware Investments Family of Funds since 1938. On September 30, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company, and insurance accounts.

  Delaware International Advisers Ltd. ("Delaware International") is the sub-advisor for each Fund. Delaware International manages the foreign securities portion of each Fund's portfolio under the overall supervision of the Manager and furnishes the Manager with investment recommendations, asset allocation advice, research and other investment services regarding foreign securities.

What are the fees and expenses of each Fund and what might they be after the Transaction?

  The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The sales charge structure for each Fund is identical, and, except as noted, the operating expenses shown are based on expenses incurred during each Fund's most recent fiscal year. The Manager has contracted to waive its fees and/or pay expenses of the Diversified Income Fund for the period from January 1, 2004 through December 31, 2004 to the extent necessary to limit the total operating expenses of the Fund to the levels shown below. This arrangement will result in lower total operating expenses for the Diversified Income Fund after the Transaction.

               FEES AND EXPENSES FOR THE DIVERSIFIED INCOME FUND
                         AND THE STRATEGIC INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Maximum Sales
                                                                  Maximum Sales                 Load on
                         Fund Names &                                Load on      Maximum      Reinvested     Redemption   Exchange
                       Classes of Shares                            Purchases       CDSC       Dividends         Fees       Fees(4)
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Income Fund
as of October 31, 2002
   Class A                                                            4.50%         None(1)       None           None        None
   Class B                                                             None        4.00%(2)       None           None        None
   Class C                                                             None        1.00%(3)       None           None        None
   Class R                                                             None         None          None           None        None
   Institutional Class                                                 None         None          None           None        None

Strategic Income Fund
as of July 30, 2002
   Class A                                                            4.50%         None(1)       None           None        None
   Class B                                                             None        4.00%(2)       None           None        None
   Class C                                                             None        1.00%(3)       None           None        None
   Class R                                                             None         None          None           None        None
   Institutional Class                                                 None         None          None           None        None

                               OPERATING EXPENSES

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Distributions                Total Annual
               Fund Names &                  Management     and Service      Other     Fund Operating    Fee Waivers
            Classes of Shares                   Fees       (12b-1) Fees    Expenses       Expenses       & Payments    Net Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Income Fund
after Transaction
   Class A                                      0.55%          0.30%(5)      0.44%          1.29%           (0.29%)(4,6)   1.00%
   Class B                                      0.55%          1.00%         0.44%          1.99%           (0.24%)(6)     1.75%
   Class C                                      0.55%          1.00%         0.44%          1.99%           (0.24%)(6)     1.75%
   Class R                                      0.55%          0.60%         0.44%          1.59%           (0.24%)(6)     1.35%
   Institutional Class                          0.55%           None         0.44%          0.99%           (0.24%)(6)     0.75%

Diversified Income Fund
as October 31, 2002
   Class A                                      0.55%          0.30%(5)      1.52%          2.37%           (1.37%)(5,7)   1.00%
   Class B                                      0.55%          1.00%         1.52%          3.07%           (1.32%)(7)     1.75%
   Class C                                      0.55%          1.00%         1.52%          3.07%           (1.32%)(7)     1.75%
   Class R                                      0.55%          0.60%         1.52%          2.67%           (1.32%)(7)     1.35%
   Institutional Class                          0.55%           None         1.52%          2.07%           (1.32%)(7)     0.75%

Strategic Income Fund
as of July 30, 2002
   Class A                                      0.65%          0.30%(8)      0.90%          1.85%           (0.00%)(8,9)   1.85%
   Class B                                      0.65%          1.00%         0.90%          2.55%           (0.00%)(9)     2.55%
   Class C                                      0.65%          1.00%         0.90%          2.55%           (0.00%)(9)     2.55%
   Class R                                      0.65%          0.60%         0.90%          2.15%           (0.00%)(9)     2.15%
   Institutional Class                          0.65%           none         0.90%          1.55%           (0.00%)(9)     1.55%


(1)A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge ("CDSC") will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2)If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year and 0% thereafter.

(3)Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

(4)Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(5)Class A shares are subject to a maximum 12b-1 fee of 0.30% of average daily net assets and Class B and Class C shares are each subject to an annual 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to an annual 12b-1 fee of 0.60%. The Fund's distributor has contracted to waive a portion of that 12b-1 fee paid by Class A shares through December 31, 2004 in order to prevent total 12b-1 plan expenses from exceeding 0.25% of average daily net assets.

(6)The investment manager has contracted to waive fees and pay expense through December 31, 2004 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interests, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets.

(7)The investment manager has contracted to waive fees and pay expenses through December 31, 2004 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets.

(8)Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets and Class B and Class C shares are each subject to an annual 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to an annual 12b-1 fee of 0.60%. The Fund's distributor has agreed to limit the 12b-1 fee paid by Class A shares through March 31, 2004 to no more than 0.25% of average daily net assets.

(9)The investment manager has agreed to waive fees and pay expenses through March 31, 2004 in order to prevent total operating expenses (excluding any 12b-1 fees taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets. The fees and expenses shown in the table above do not reflect the voluntary expense caps by the manager. The following table shows operating expenses which are based on the most recently completed fiscal year and reflects the manager's current fee waivers and payments.

Fund operating expenses including voluntary expense caps in place through
                                March 31, 2004.


-------------------------------------------------------------------------------------------------------
                                                         Distributions                    Total Annual
       Fund Name and                     Management       and Service        Other       Fund Operating
       Classes of Shares                    Fees          (12b-1) Fees      Expenses        Expenses
-------------------------------------------------------------------------------------------------------
       Strategic Income Fund
        Class A                             0.00%            0.25%(9)         0.75%           1.00%
        Class B                             0.00%            1.00%            0.75%           1.75%
        Class C                             0.00%            1.00%            0.75%           1.75%
        Class R                             0.00%            0.60%            0.75%           1.35%
        Institutional Class                 0.00%             none            0.75%           0.75%


EXAMPLES:

  The following Examples are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Diversified Income
Fund. Each Example assumes that you invest $10,000 in each Fund for the time period indicated and then redeem all of your shares at the end of those periods. Each example also assumes that your investment has a 5% return each year. These are examples only, and do not represent future expenses, which may be greater or less than those shown below.


--------------------------------------------------------------------------------------------------
                                              1 Year        3 Years        5 Years      10 Years(2)
--------------------------------------------------------------------------------------------------
Diversified Income Fund
 after Transaction(1)
   Class A                                     $547          $  813        $1,099          $1,912
   Class B                                     $178          $  601        $1,051          $2,117
   Class B (if redeemed)                       $578          $  826        $1,201          $2,117
   Class C                                     $178          $  601        $1,051          $2,298
   Class C (if redeemed)                       $278          $  601        $1,051          $2,298
   Class R                                     $137          $  478        $  843          $1,869
   Institutional Class                         $ 77          $  291        $  524          $1,191

Strategic Income Fund(3)
   Class A                                     $629          $1,006        $1,406          $2,522
   Class B                                     $258          $  793        $1,355          $2,714
   Class B (if redeemed)                       $658          $1,019        $1,505          $2,714
   Class C                                     $258          $  793        $1,355          $2,885
   Class C (if redeemed)                       $358          $  793        $1,355          $2,885
   Class R                                     $218          $  673        $1,154          $2,483
   Institutional Class                         $158          $  490        $  845          $1,845

(1)The Diversified Income Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one year contractual period and total operating expenses without expense waivers for years two through ten.

(2)The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

(3)The Strategic Income Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, this example does not reflect the voluntary expense cap.

Where can I find more financial information about the Funds?

  The Diversified Income Fund Annual Report and the Diversified Income Semiannual Report, which are included with this Proxy Statement/Prospectus, contain a discussion of that Fund's performance during the past fiscal year and six month period, respectively, and shows per share information for past five fiscal years. The Prospectuses, and the Annual and Semiannual Reports for the Strategic Income Fund contain further financial information about the Strategic Income Fund. These documents are available upon request. (See "Information About the Strategic Income Fund.")

What are other key features of the Funds?

  Transfer Agency, Accounting, Custody and Administrative Services. Delaware Service Company, Inc. ("DSC"), an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund, and for other mutual funds in the Delaware Investments Family of Funds. DSC also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, DSC is paid fees by each Fund according to fee schedules that are the same for each retail Fund in the Delaware Investments Family of Funds. These fees are charged to each Fund, including the Diversified Income Fund and Strategic Income Fund, on a pro rata basis.

  JPMorgan Chase Bank is the custodian of the securities and other assets of both Funds. The main office of JPMorgan Chase Bank is 4 Chase Metrotech Center, Brooklyn, New York 11245.

  Management and Administration Fees. The Manager is the investment manager of both the Funds. The Manager has entered into separate management agreements relating to each of the Funds that provide for reductions in fee rates as the assets of the Funds increase.

  Under Diversified Income Fund's management agreement, the Fund pays the Manager a management fee as a percentage of average daily net assets equal to:
0.55% on the first $500 million; 0.50% on the next $500 million; 0.45% on the next $1,500 million, and 0.425% on assets in excess of $2,500 million. The Manager has contracted to waive that portion, if any, of the annual management fees payable by the Diversified Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total operating expenses of the Fund do not exceed 0.75% (exclusive of applicable 12b-1 expenses, taxes, interest, brokerage commissions and extraordinary expenses) for the period January 1, 2004 to December 31, 2004.

  Under the Strategic Income Fund's investment management agreement, the Strategic Income Fund pays the Manager an annual management fee as a percentage of average daily net assets equal to: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1,500 million, and 0.50% on assets in excess of $2,500 million. The Manager has agreed to waive that portion, if any, of the annual management fees payable by Strategic Income Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total operating expenses of the Fund do not exceed 0.75% (exclusive of applicable 12b-1 fees taxes, interest, brokerage commissions and extraordinary expenses) through March 31, 2004.

  Distribution Services. Pursuant to underwriting agreements relating to each of the Funds, Delaware Distributors, L.P. (the "Distributor") serves as the national distributor for the Funds. The Distributor pays the expenses of the promotion and distribution of the Funds' shares, except for payments by the Funds on behalf of Class A Shares, Class B Shares and Class C under their respective 12b-1 Plans. The Distributor is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. and an affiliate of the Manager. Pursuant to a contractual arrangement with the Distributor, Lincoln Financial Distributors, Inc ("LFD"). is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries. LFD is also an affiliate of the Distributor and the Manager.

  Rule 12b-1 Plans. Each Fund has adopted a separate distribution plan or "Rule 12b-1 Plan" for each of its Class A Shares, Class B Shares, Class C Shares and Class R Shares (collectively, the "Rule 12b-1 Plans" and, each individually, a "Rule 12b-1 Plan"). The Rule 12b-1 Plans do not apply to Institutional Classes of Shares. Such Shares are not included in calculating the Rule 12b-1 Plans' fee and the Rule 12b-1 Plans are not used to assist in the distribution or marketing of Shares of the Institutional Classes.

  Each Rule 12b-1 Plan permits the relevant Fund to pay out of the assets of the Class A Shares, Class B Shares, Class C Shares and Class R Shares monthly fees to the Distributor for its services and expenses in distributing and promoting shares of such classes. These expenses may include, among others, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into dealer's agreements with the Distributor. The Rule 12b-1 Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares. In addition, absent any applicable fee waiver, each Fund may make payments out of the assets of the Class A Shares, Class B Shares, Class C Shares and Class R Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such Classes.

  The maximum aggregate annual fee payable by a Fund under its Rule 12b-1 Plans and a Fund's Distribution Agreement is, on an annual basis: up to 0.30% of average daily net assets of Class A Shares, up to 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of Class B Shares' and Class C Shares' average daily net assets and up to 0.60% of average daily net assets of Class R Shares for the year. The Distributor may waive these amounts at any time. All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares is borne by such persons without any reimbursement from such Classes. Subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms that receive payments under the Rule 12b-1 Plans.

  Purchases, Exchange and Redemption Procedures. Procedures for the purchase, exchange and redemption of each Fund's shares are identical. You may refer to the Prospectus of each Fund for the purchase, exchange, and redemption procedures applicable to the purchases, exchanges and redemptions of a Fund's shares. Set forth below is a brief description of the basic purchase, exchange, and redemption procedures applicable to the shares of the Funds.

  Shares of a Fund may be purchased at the net asset value next determined after the Fund or its authorized agent receives a purchase order in good order, subject to any applicable sales charge. Purchases of shares of the Funds may be made through authorized investment dealers or directly by contacting the Funds or the Distributor, although the Institutional Class Shares and Class R Shares of each Fund are available for purchase only by certain groups of investors. The minimum initial investment is $1,000 for Class A, B and C Shares of each Fund. Subsequent purchases must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any fund in the Delaware Investments Family of Funds, the manager or the sub-advisor or any of their affiliates if the purchases are made pursuant to a payroll deduction account. Shares purchased pursuant to the Uniform Gifts to Minors Act or the Uniforms Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner services are subject to a minimum initial investment of $2,000 per Asset Planner strategy selected. There are no minimum purchase requirements for the Institutional Classes, but certain eligibility requirements must be satisfied.

  Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. Purchase orders for more than the maximum amounts will be rejected, although an investor may exceed these limitations by making cumulative purchases over a period of time.

  Each Fund reserves the right to reject any order for the purchase of its shares if, in the opinion of management, such rejection is in such Fund's best interest. Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Each Fund also reserves the right, upon 60 days' written notice, to redeem accounts involuntarily that remain under the minimum initial purchase amount as a result of redemptions.

  Class A Shares of each Fund are purchased at the offering price, which reflects a maximum front-end sales charge of 4.50%; however, lower front-end sales charges apply for larger purchases. Absent a fee waiver, Class A Shares are also subject to annual Rule 12b-1 Plan expenses for the life of the investment.

  Class B Shares of each Fund are purchased at net asset value and are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase;
(ii) 3.00% if shares are redeemed during the second year of purchase; (iii) 2.25% if shares are redeemed during the third year following purchase; (iv) 1.50% if shares are redeemed during the fourth or fifth year following purchase; (v) 1.00% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter, although the CDSC may be waived under certain circumstances. Absent any fee waivers, Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase, at which time Class B shares are subject to automatic conversion to Class A Shares.

  Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase, although the CDSC may be waived under certain circumstances. Absent any fee waivers, Class C Shares are also subject to annual Rule 12b-1 Plan expenses for the life of the investment.

  Class R Shares are purchased at net asset value per share without the imposition of a front-end or contingent deferred sales charge. Absent any fee waivers, Class R Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

  Institutional Class shares are purchased at the net asset value per share without the imposition of a front end or contingent deferred sales charge, or Rule 12b-1 Plan expenses.

  Shares of any Fund will be redeemed at any time at the net asset value next determined on the business day when a redemption request is received. Requests for redemption of shares held in certificated form must be accompanied by the certificates. Any applicable contingent deferred sales charge will be deducted. Shares of a Fund may be exchanged for shares of the same class in another fund in the Delaware Investments Family of Funds without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. The sale of shares of a Fund, either through redemption or exchange, is a taxable event and may result in a capital gain or loss to shareholders. Shareholders of the Strategic Income Fund will not be charged sales charges in connection with the Transaction and it is intended that the structure of the Transaction will not create a taxable event for shareholders.

  Dividends, Distributions and Taxes. The Diversified Income Fund declares dividends, if any, on a daily basis and pays such dividends on a monthly basis. The Strategic Income Fund declares and pays dividends, if any, from its net investment income on a monthly basis. The amount of these dividends will vary depending on changes in the Funds' net investment income. Payments from net realized securities profits (capital gains), if any, will be distributed annually for the Diversified Income Fund and twice a year for the Strategic Income Fund. Each Fund automatically reinvests distributions in additional shares of that Fund unless you select a different option, such as to receive distributions in cash or to reinvest distributions in shares of another fund in the Delaware Investments Family of Funds.

  Distributions, whether received in cash or in additional shares, are generally subject to income tax. On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JAGTRRA), which changes the tax rates on certain types of distributions. You should consult your tax advisor about your particular tax situation and how it might be affected by the new tax law. The tax status of your dividends from the Fund, subject to the rules of qualified dividends enacted by JAGTRRA, is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The new tax law reduces the tax rate on certain qualifying dividends and long-term capital gains. Any capital gain may be taxable at different rates depending on the shareholder's holding period for the shares. Each Fund notifies its shareholders annually of the amount and nature of all dividends and distributions received from the Fund in the prior year. For more information about the tax implications of investments in the Funds, see the current prospectus of each Fund under the heading "Dividends, distributions and taxes," as well as the current Statement of Additional Information for the Diversified Income Fund under the heading "Dividends, Distributions and Taxes" and the current Statement of Additional Information for the Strategic Income Fund under the heading "Taxes."

                          REASONS FOR THE TRANSACTION

  The Board of Trustees of the Trust, on behalf of the Strategic Income Fund, have recommended the Transaction for purposes of combining the Strategic Income Fund with a larger fund that has similar investment objectives and policies and a better opportunity for sustainable results and lower expenses. There has also been relatively low demand for and slow growth in assets of the Strategic Income Fund.

  The Plan was presented to the Board of Trustees of the Trust at a meeting of the Board on August 21, 2003. At the meeting, the Board questioned management about the potential benefits and costs to shareholders of the Strategic Income Fund. In deciding whether to recommend approval of the Transaction to shareholders, the Board of Trustees considered, among other things: the advantages and benefits, as well as the disadvantages and costs to shareholders; the expense ratios of the Diversified Income Fund and the Strategic Income Fund and the impact of contractual fee waivers thereon; the comparative investment performance of the Diversified Income Fund and the Strategic Income Fund; the compatibility of the investment objectives, policies, restrictions and investments of the Strategic Income Fund with those of the Diversified Income Fund; the tax consequences of the Transaction; and the significant experience of the Manager. Additionally, the Board of Trustees believes that the investment strategy of Diversified Income Fund affords a better opportunity for sustainable positive results than the Strategic Income Fund's investment strategy. During the course of their deliberations, the Board of Trustees also considered that the expenses of the Transaction will be shared one-half by the Diversified Income Fund and one-half by the Manager.

  The Boards of Trustees of the Trust and the Acquiring Trust approved the Plan, concluding that the Transaction is in the best interests of the shareholders of each respective Fund and that no dilution of value would result to the shareholders of each respective Fund from the Transaction. The Board of the Trust then decided to recommend that shareholders of the Strategic Income Fund vote to approve the Transaction. As required by law, the Trustees approving the Plan and making the foregoing determinations included a majority of the Trustees who are not interested persons of the Strategic Income Fund or the Diversified Income Fund.

  For the reasons discussed above, the Board of Trustees of the Trust, on behalf of the Strategic Income Fund, recommends that you vote FOR the Plan.

  If the shareholders of the Strategic Income Fund do not approve the Plan, the Board of Trustees may consider other possible courses of action for the Strategic Income Fund, including liquidation and dissolution.

                       INFORMATION ABOUT THE TRANSACTION

  This is only a summary of the Plan. You should read the actual Plan. It is attached as Exhibit A and incorporated herein by reference.

How will the Transaction be carried out?

  If the shareholders of the Strategic Income Fund approve the Plan, the Transaction will take place after various conditions are satisfied by the Trust on behalf of the Strategic Income Fund, and by the Acquiring Trust, on behalf of the Diversified Income Fund, including the delivery of certain documents. The Trust and the Acquiring Trust will agree on the Closing Date. If the shareholders of the Strategic Income Fund do not approve the Plan, the Transaction will not take place.

  If the shareholders of the Strategic Income Fund approve the Plan, the Fund will deliver to the Diversified Income Fund substantially all of its assets on the Closing Date. In exchange, the Trust, on behalf of the Strategic Income Fund, will receive Diversified Income Fund Shares to be distributed pro rata by the Strategic Income Fund to its shareholders and the Diversified Income Fund will assume the liabilities of the Strategic Income Fund. The value of the assets to be delivered to the Diversified Income Fund shall be the value of such assets computed as of the close of business of the New York Stock Exchange, Inc. ("NYSE") (normally 4:00 p.m. Eastern time) on the last business day prior to the Closing Date.

  The stock transfer books of the Strategic Income Fund will be permanently closed as of the close of business of the NYSE on the day before the Closing Date. The Strategic Income Fund will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the Diversified Income Fund.

  To the extent permitted by law, the Trust and the Acquiring Trust may agree to amend the Plan without shareholder approval. They may also agree to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of the Strategic Income Fund.

   Due to operational constraints faced by retirement plan administrators, certain retirement plans are expected to exchange shares of the Strategic Income Fund for shares of the Diversified Income Fund prior to the consummation of the Transaction. The Strategic Income Fund will incur related transaction costs in connection with such exchanges. It also will result in the merger expenses accrued by the Strategic Income Fund being allocated across a smaller asset base, which could result in higher expense ratios for the Strategic Income Fund. However, Management believes that the Strategic Income Fund could also experience certain cost savings as a result of such exchanges.

Who will pay the expenses of the Transaction?

  The expenses of the Transaction will be shared equally by the Diversified Income Fund and the Manager.

What are the tax consequences of the Transaction?

  The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions made and representations to be received from the Trust, on behalf of the Strategic Income Fund, and for the Acquiring Trust, on behalf of the Diversified Income Fund, it is expected that Stradley Ronon Stevens & Young, LLP, will provide a legal opinion that, for federal income tax purposes, (i) shareholders of the Strategic Income Fund will not recognize any gain or loss as a result of the exchange of their shares of the Strategic Income Fund for shares of the Diversified Income Fund, and (ii) the Diversified Income Fund and its shareholders will not recognize any gain or loss upon receipt of the Strategic Income Fund's assets.

  You should consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax advisor about the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

What should I know about the Diversified Income Fund Shares?

  If the Transaction is approved, full and fractional shares of the Diversified Income Fund will be distributed to shareholders of the Strategic Income Fund in accordance with the procedures described above. When issued, each share will be validly issued and fully paid and non-assessable, freely transferable and will have full voting rights. The shares of the Diversified Income Fund will be recorded electronically in each shareholder's account. The Diversified Income Fund will then send a confirmation to each shareholder. As described in its prospectus, the Diversified Income Fund does not issue share certificates except for Class A Shares and Institutional Class Shares and then only when requested. As of the Closing Date, any certificates representing shares of the Strategic Income Fund will be cancelled.

  All shares have noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board of Trustees. If this happens, holders of the remaining shares voting will not be able to elect any trustees.

  Like the Strategic Income Fund, the Diversified Income Fund does not routinely hold annual meetings of shareholders. The Diversified Income Fund may hold special meetings for matters requiring shareholder approval. A meeting of that Fund's shareholders may also be called at any time by the Board of Trustees or by the chairperson of the Board or by the president.

What are the capitalizations of the Funds and what might the capitalization be after the Transaction?

  The following table sets forth, as of September 30, 2003, the separate capitalizations of the Diversified Income Fund and the Strategic Income Fund, and the estimated capitalization of the Diversified Income Fund as adjusted to give effect to the proposed Transaction. The capitalization of the Diversified Income Fund is likely to be different when the Transaction is consummated.

                Diversified Income Fund -- Strategic Income Fund

                                                                                              Diversified
                                                Diversified              Strategic            Income Fund
                                                Income Fund             Income Fund        after Transaction
                                                (unaudited)             (unaudited)           (estimated)
Net assets (millions)                          $129,020,506             $32,823,108           $161,843,614
Total shares outstanding                         14,961,509               7,412,551             18,768,688

                                                                                              Diversified
                                                Diversified              Strategic            Income Fund
                                                 ncome Fund             Income Fund             Class A
                                                  Class A                 Class A          after Transaction
                                                (unaudited)             (unaudited)           (estimated)
Net assets (millions)                           $71,020,865             $10,834,302           $81,855,167
Total shares outstanding                          8,235,678               2,444,522             9,492,558
Net asset value per share                       $      8.62             $      4.43           $      8.62

                                                                                              Diversified
                                                Diversified              Strategic            Income Fund
                                                Income Fund             Income Fund             Class B
                                                  Class B                 Class B          after Transaction
                                                (unaudited)             (unaudited)           (estimated)
Net assets (millions)                           $14,679,365             $13,715,060           $28,394,425
Total shares outstanding                          1,702,254               3,098,351             3,293,328
Net asset value per share                       $      8.62             $      4.43           $      8.62

                                                                                              Diversified
                                                Diversified              Strategic            Income Fund
                                                Income Fund             Income Fund             Class C
                                                  Class C                 Class C          after Transaction
                                                (unaudited)             (unaudited)           (estimated)
Net assets (millions)                           $43,121,318             $3,765,253            $46,886,571
Total shares outstanding                          5,000,512                850,748              5,437,316
Net asset value per share                       $      8.62             $     4.43            $      8.62

                                                                                              Diversified
                                                Diversified              Strategic            Income Fund
                                                Income Fund             Income Fund             Class R
                                                  Class R                 Class R          after Transaction
                                                (unaudited)             (unaudited)           (estimated)
Net assets (millions)                             $  1,042                  ---                 $  1,042
Total shares outstanding                           120.863                  ---                  120.863
Net asset value per share                         $   8.62                  ---                 $   8.62

                                                                                              Diversified
                                                 Diversified             Strategic            Income Fund
                                                 Income Fund            Income Fund       Institutional Class
                                             Institutional Class    Institutional Class    after Transaction
                                                 (unaudited)            (unaudited)           (estimated)
Net assets (millions)                              $197,916             $4,508,493             $4,706,409
Total shares outstanding                             22,944              1,018,930                545,365
Net asset value per share                          $   8.63             $     4.42             $     8.63

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

  This section describes the key investment policies of the Funds, and certain noteworthy differences between the investment objectives and strategies of the Strategic Income Fund as compared to the Diversified Income Fund. For a complete description of the Diversified Income Fund's investment policies and risks, you should read the Diversified Income Fund Prospectus, which is included with this Proxy Statement/Prospectus.

  The investment objectives and policies of the Strategic Income Fund, as compared to the Diversified Income Fund, are described in separate sections below. Policies or restrictions that are deemed fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares of the Fund, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented ("Majority Vote"). Policies or investment restrictions of a Fund that are non-fundamental may be changed by the Board of Trustees without shareholder approval.

Are there any significant differences between the investment objectives, strategies and investment policies of the Strategic Income Fund and the Diversified Income Fund?

  Investment Objectives. The Strategic Income Fund seeks high current income and total return. The investment objective for the Strategic Income Fund is non-fundamental. In the event that the Board of Trustees of the Strategic Income Fund approves a change in the Fund's objective, the Board will notify shareholders before the change becomes effective. The Diversified Income Fund seeks maximum long-term total return, consistent with reasonable risk. The investment objective for the Diversified Income Fund is fundamental and may not be changed without the prior approval of shareholders. Accordingly, the primary difference between the investment objectives of the Strategic Income Fund and the Diversified Income Fund is that the Strategic Income Fund places a somewhat greater emphasis on current income as compared to the Diversified Income Fund.

  Investment Strategy. Each Fund allocates its investments primarily among three (3) sectors of the fixed-income securities market: U.S. investment grade sector, U.S. high-yield sector, and the international sector.

     o U.S. High-Yield Sector - consists of high-yielding, lower-rated or unrated fixed-income securities that the Manager considers to be of similar quality that are issued by U.S. companies.

     o Investment Grade Sector - consists of investment grade debt obligations of U.S. companies and those issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by U.S. companies.

     o International Sector - consists of bonds issued by foreign governments, their agencies and instrumentalities, as well as other fixed-income securities of issuers in foreign countries.

  Each Fund determines how much to allocate to each sector based on the Manager's evaluation of economic and market conditions and the assessment of returns and potential for appreciation offered by each sector. Each Fund may periodically reallocates its assets, as deemed necessary.

  The primary differences between the investment strategies of the Strategic Income Fund and the Diversified Income Fund is that the Strategic Income Fund may invest no more than 60% of its net assets in investment-grade fixed-income securities, whereas the Diversified Income Fund has no such limitation. In addition, the Strategic Income Fund has the ability to invest a higher percentage of its assets in high-yield bonds, foreign securities and investments in emerging markets as compared to Diversified Income Fund's ability to invest in such securities. The Diversified Income Fund has adopted a non-fundamental investment policy to invest, under normal market conditions, at least 80% of its net assets in fixed-income securities and to provide shareholders at least 60 days' prior notice before changing such policy. The Strategic Income Fund has not adopted such a policy.

  Principal Investments. Each Fund primarily invests in the following types of fixed-income securities:

  U.S. Investment-Grade Bonds. U.S. investment-grade bonds are debt securities that are issued by a U.S. issuer and that are rated in one of the top four highest rating categories by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or are unrated securities that the Manager deems to be of similar quality. The Strategic Income Fund may invest up to 60% of its net assets and Diversified Income Fund may invest without limitation in such debt securities.

  High-Yield Securities. High-yield securities, also known as "junk bonds," are debt securities that are rated lower than investment-grade (i.e., BB or Ba by an NRSRO) or are unrated securities that the Manager deems to be of similar quality. The Strategic Income Fund may invest up to 60% of its net assets, and the Diversified Income Fund may invest up to 50% of its net assets, in high-yield securities.

  U.S. Government Securities. U.S. government securities include direct U.S. obligations, including bills, notes, bonds as well as other debt securities issued by the U.S. Treasury and securities of U.S. government agencies or instrumentalities. The Strategic Income Fund may invest up to 60% of its net assets in direct U.S. government obligations; however, these securities will typically be a smaller percentage of the portfolio because they generally do not offer as high a level of current income as other fixed-income securities. The Diversified Income Fund may invest in U.S. government securities without limitation for temporary purposes or otherwise, as is consistent with its investment objective and policies.

  Foreign Government Securities and Foreign Corporate Bonds. Foreign government securities and foreign corporate bonds include debt obligations issued by foreign governments and debt securities issued by foreign corporations. Both Funds may invest in foreign government securities and foreign debt securities. The Strategic Income Fund may invest up to 60% of its net assets in foreign debt securities that are investment grade securities or unrated securities that the Manager deems to be equivalent to investment grade. The Strategic Income Fund may also invest in non-investment grade foreign bonds, but will limit its investments in foreign government securities issued by emerging or developing countries to no more than 15% of its net assets. The Strategic Income Fund may invest in Brady Bonds without limitation.

  The Diversified Income Fund may invest up to 50% of its assets in foreign debt securities but will not invest more than 25% of its assets in non-dollar denominated foreign debt. Like the Strategic Income Fund, the Diversified Income Fund may also invest in emerging markets and foreign securities rated below investment grade. However, the Diversified Income Fund will limit its investment in emerging markets, Brady Bonds and foreign securities that are rated or considered to be below investment grade to no more than 5% of the Fund's net assets.

  Additional Investments. Although the Funds generally invest in fixed-income securities, each Fund may invest in other types of securities. In addition, each Fund may use a wide range of hedging instruments, subject to certain limitations, including options, futures contracts and options on futures contracts. Each Fund has different policies regarding these types of investments.

  Mortgage-backed Securities. Mortgage-backed securities generally include privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Strategic Income Fund may invest up to 60% of its net assets in government-related mortgage-backed securities or privately issued mortgage-backed securities that are fully collateralized, including Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs). The Fund may also invest in mortgage-backed securities issued by private companies that are not fully collateralized, provided that such securities have a rating in one of the four highest categories issued by an NRSRO at the time of purchase. Diversified Income Fund may invest, without limitation, in investment grade mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government-sponsored corporations, including CMOs and REMICs. The Diversified Income Fund may also invest, without limitation, in investment grade mortgage-backed securities issued by private companies. The Diversified Income Fund's investments in such securities will be limited to securities that are rated in one of the four highest rating categories by an NRSRO or will be unrated securities that the Manager determines to be of comparable quality.

  Asset-backed Securities. Asset-backed securities are bonds or notes backed by account receivables, including home equity, automobile or credit loans. Both Funds may invest in asset-backed securities that are rated in one of the four highest rating categories by an NRSRO.

  Interest rate swap and index swap agreements. In an interest rate swap, a Fund receives payments from another party based on a floating interest rate in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse, with a Fund receiving payments based on a fixed interest rate and making payments based on a floating interest rate. Interest rate swaps may be used to adjust a Fund's sensitivity to interest rates by changing its duration. In addition, a Fund may use interest rate swaps to hedge against changes in interest rates. The Manager may use index swaps to gain exposure to markets that the Fund invests in, such as the corporate bond market. A Fund may also use index swaps as a substitute for futures, options or forward contracts if such contracts are not directly available to the Fund on favorable terms.

  Futures and Options. Options represent a right to buy or sell a security or group of securities at an agreed upon price at a future date. Futures contracts are agreements for the purchase or sale of a security or group of securities at a specific price, on a specific date. Each Fund may invest in futures and options for hedging purposes. The Diversified Income Fund may not engage in such transactions to the extent that obligations resulting from these activities, in the aggregate, exceed 25% of the Fund's assets.

  Restricted securities. Restricted securities are privately placed securities whose resale is restricted under various securities laws. Each Fund may invest up to 15% of its net assets in restricted securities, including securities that are eligible for resale only among certain institutional buyers without registration, which are commonly known as Rule 144A securities.

  Illiquid securities. Illiquid securities are securities that do not have a ready market and cannot be easily sold within seven days at a price that is approximately equal to their value as assessed by the Fund. Each Fund may invest up to 15% of its net assets in illiquid securities.

  Temporary Defensive Investments. Each Fund may invest in a temporary defensive manner when the Manager believes that the Fund will be affected by adverse market conditions. When investing in this manner, the Strategic Income Fund may hold a substantial part of its assets in cash or cash equivalents, and the Diversified Income Fund may hold all of its assets in money market instruments. To the extent that a Fund invests in a temporary defensive manner, the Fund may not be able to achieve its investment objective.

How do the investment restrictions of the Funds differ?

  Each Fund has adopted identical fundamental investment restrictions, which may not be changed without the approval of a majority vote (as defined under federal law) of shareholders. There are, however, differences between the Funds' non-fundamental policies, some of which have been described above.

What are the risks factors associated with investments in the Funds?

  Like all investments, an investment in the Funds involves risks. There is no assurance that a Fund will meet its investment objective. The achievement of a Fund's objective depends upon market conditions generally and on the investment manager's analytical and portfolio management skills. As with most investments in mutual funds, the best results are generally achieved when an investment in a Fund is held for a number of years. The investment risks for the Funds are explained below.

  Market Risk. Market risk is the risk that all or a majority of the securities in a certain market - like the stock or bond market - will decline in value because of factors such as economic conditions, future expectations or investor confidence. The Funds strive to manage this risk by maintaining a long-term investment approach and focusing on securities it believes that can continue to provide returns over an extended period of time regardless of these interim market fluctuations. Generally, the Funds do not try to predict overall market movements or trade for short-term purposes.

  Interest Rate Risk. Interest risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise and increase in value if interest rates fall. The risk is greater for bonds with longer maturities than for those with shorter maturities. The Funds are subject to various interest rate risks depending upon its investment objectives and policies. The Funds cannot eliminate this risk. However, each Fund attempts to manage the risk by monitoring economic conditions, especially interest rate trends and their potential impact on the Fund. Neither Fund tries to increase its return on its investments in debt securities by aggressively capitalizing on interest rate movements.

  The Funds, by investing in swaps, are subject to additional interest rate risk. The Funds will not invest in interest rate or index swaps with maturities of more than two years. Each business day the Funds will calculate the amount they must pay for any swaps they hold and will segregate enough cash or other liquid securities to cover that amount.

  Industry and Security Risk. Industry and security risk refers to the risk that the value of securities in a particular industry, or in an individual security, will decline because of changes in performance expectations. The Funds seek to manage this risk through diversification and by implementing policies that prohibit concentration. The Funds diversify their assets across three distinct sectors of the fixed-income securities market and among a wide variety of individual issuers.

  Credit Risk. Credit risk is the possibility that a bond's issuer (or an entity that insures the bond) will not be able to make timely payments of interest and principal. Investing in so-called "junk" or "high-yield" bonds entails the risk of principal loss, which may be greater than the risk involved in investment grade bonds. High-yield bonds are sometimes issued by companies whose earnings at the time the bond is issued are less than the projected debt payments on the bonds.

  The Funds conduct careful, credit-oriented bond selection, and our commitment to hold a diversified selection of high-yield bonds is designed to manage credit risk. It is likely that protracted periods of economic uncertainty would cause increased volatility in the market prices of high-yield bonds, an increase in the number of high-yield bond defaults and corresponding volatility in the Funds' net asset value. Each Fund's holdings of high quality investment grade bonds are less subject to credit risk and may help to balance any credit problems experienced by individual high-yield bond issuers or foreign issuers.

  Prepayment Risk. Prepayment Risk is the risk that homeowners will prepay mortgages during periods of low interest rates, forcing an investor to reinvest money at interest rates that might be lower than those on the prepaid mortgage. Each Fund may invest in Mortgage-Backed Securities, CMOs and REMICs. A Fund takes into consideration the likelihood of prepayment when mortgages are selected, and may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates. Because the Strategic Income Fund may invest up to 60% of its net assets in mortgage-backed securities, the Strategic Income Fund may be slightly more sensitive to this risk than the Diversified Income Fund.

  Futures and Option Risks. Futures and options risk is the possibility that a fund may experience a significant loss if it employs an options or futures strategy related to a security or a market index moves in the opposite direction from what the portfolio managers anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss to a Fund from using the strategy. The Funds will use options and futures for defense purposes, such as to protect gains in the portfolio without actually selling a security or to neutralize the impact of interest rate changes. The Funds do not use futures and options for speculative reasons or in an effort to enhance return.

  Foreign Risk. Foreign risk is the risk that foreign securities may be adversely affected by political instability (including governmental seizures or nationalization of assets), changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards. Foreign markets may also be less efficient, less liquid, have greater price volatility, less regulation and higher transaction costs than U.S. markets. The Funds will attempt to reduce foreign investing risks through portfolio diversification, credit analysis and attention to trends in world economies, industries and financial markets. The Manager evaluates the political and economic situations in the countries where each Fund invests and takes these risks into account before selecting securities for a Fund's portfolio. There is no way, however, to eliminate foreign risks when investing internationally. To the extent that the Strategic Income Fund invests a greater percentage of its assets in foreign securities as compared to the Diversified Income Fund, it may incur greater risks associated with such investments.

  Lower Rated Fixed-Income Securities Risk. Lower Rated Fixed-Income Securities (high-yield, high-risk securities, commonly known as "junk bonds"), while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market than higher rated securities. These securities are subject to greater price volatility and risk of loss of income and principal than are higher rated securities. Lower rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. Fixed-income securities of this type are considered to be of poor standing and primarily speculative. Such securities are subject to a substantial degree of credit risk. Each Fund attempts to manage the risk associated with its investment in high-yield debt securities through portfolio diversification, credit analysis, attention to trends in the economy, industries and financial markets, and complying with the limits on the exposure to this asset class as described in this Prospectus. To the extent that the Strategic Income Fund invests a greater percentage of its assets in high-yield securities as compared to the Diversified Income Fund, it may incur greater risks associated with such investments.

  Foreign Government Securities Risk. Foreign government securities risks involve the ability of a foreign government or government-related issuer to make timely principal and interest payments on its external debt obligations. This ability to make payments will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. The Funds attempt to reduce the risks associated with investing in foreign governments by limiting the portion of portfolio assets that may be invested in such securities.

  Emerging Markets Risk. Emerging Markets Risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets that are subject to less government regulation or supervision may also be smaller, less liquid and subject to greater price volatility. Each Fund limits its exposure to emerging markets securities. Because the Strategic Income Fund may invest a higher percentage of its net assets in emerging markets securities than the Diversified Income Fund, the Strategic Income Fund may incur greater risk associated with these investments.

  Liquidity Risk. Liquidity risk is the possibility that a Fund's portfolio assets cannot be readily sold within seven days at the approximate price that the Fund values the security. The Funds seek to mitigate liquidity risk by limiting their investments in illiquid securities and by evaluating the size of a bond issuance as a way to anticipate its likely liquidity level.

                               VOTING INFORMATION

How many votes are necessary to approve the Plan?

  Provided that a quorum is present, the approval of the Plan for the Strategic Income Fund requires the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of the Strategic Income Fund held on the Record Date. If sufficient votes to approve the proposal for the Strategic Income Fund are not received by the date of the Meeting, the Meeting may be adjourned with respect to the Fund to permit further solicitations of proxies. The holders of a majority of shares of the Strategic Income Fund entitled to vote at the Meeting and present in person or by proxy (whether or not sufficient to constitute quorum) may adjourn the Meeting with respect to the Fund. The Meeting may also be adjourned by the chairperson of the Meeting.

  Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, and will have the same effect as a vote "against" the Plan. It is not anticipated that any broker non-votes will be received.

How do I ensure my vote is accurately recorded?

  You may attend the Meeting and vote in person. You may also vote by completing and signing the attached proxy card and mailing it in the enclosed postage paid envelope. A proxy card is, in essence, a ballot. If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting. You may also call toll-free to vote by telephone, or you may vote using the Internet.

Can I revoke my proxy?

  You may revoke your proxy at any time before it is voted by sending a written notice to the Trust, expressly revoking your proxy, by signing and forwarding to the Trust a later-dated proxy, or by attending the Meeting and voting in person. If your shares are held through a broker/dealer and you wish to vote your shares at the Meeting, you must obtain a "legal proxy" from your broker/ dealer and present it to the Inspector of Elections at the Meeting.

What other matters will be voted upon at the Meeting?

  The Board of Trustees of the Trust does not intend to bring any matters before the Meeting other than that described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

  Only shareholders of record of the Strategic Income Fund at the close of business on the Record Date, which is October 31, 2003, will be entitled to vote at the Meeting. As of the Record Date, there were 7,474,905.923 outstanding shares of the Strategic Income Fund.

What other solicitations will be made?

  This proxy solicitation is being made by the Board of Trustees of the Strategic Income Fund for use at the Meeting. The cost of this proxy solicitation will be shared as set forth above. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.

  In addition to solicitation services to be provided by D.F. King & Co., Inc. ("D.F. King"), as described below, proxies may be solicited by the Trustees, officers and employees of the Trust and the Acquiring Trust (none of whom will receive compensation therefore in addition to their regular salaries) and/or regular employees of the Manager or other service providers, or any of their affiliates. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Strategic Income Fund's shares, and such persons will be reimbursed for their expenses.

  The Strategic Income Fund has retained D.F. King at an estimated fee of $48,522, plus reimbursement of reasonable out-of-pocket expenses, to assist in the solicitation of proxies (which amount is included in the estimate of total expenses above). Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. The Fund has also agreed to indemnify D.F. King against certain liabilities and expenses, including liabilities under the federal securities laws. D.F. King is located at 77 Water Street, New York, New York 10005.

                 INFORMATION ABOUT THE DIVERSIFIED INCOME FUND

  Information about the Diversified Income Fund is included in the Diversified Income Fund Prospectus, which is included with and considered a part of this Proxy Statement/Prospectus. Additional information about the Diversified Income Fund is included in its Statement of Additional Information dated December 31, 2002 (as supplemented May 1, 2003) and the Statement of Additional Information dated November 17, 2003 (relating to this Proxy Statement/Prospectus), each of which is incorporated by reference herein. You may request free copies of the Statements of Additional Information, which have been filed with the SEC, by calling 1-800-523-1918 or by writing to the Acquiring Trust at Attention: Account Services, 2005 Market Street, Philadelphia, PA 19103. It is anticipated that an updated prospectus and annual report for the Diversified Income Fund will be available in December 2003 and will be delivered to shareholders of the Strategic Income Fund when available. These documents, when available, will supercede the Diversified Income Fund Prospectus, the Diversified Income Fund Annual Report and the Diversified Income Fund Semiannual Report, and will be incorporated by reference into this Proxy Statement/Prospectus at that time.

  This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by the Diversified Income Fund with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Diversified Income Fund and the shares it offers. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

                  INFORMATION ABOUT THE STRATEGIC INCOME FUND

  Information about the Strategic Income Fund is included in its current Prospectus dated September 30, 2002, as supplemented September 29, 2003, Annual Report to Shareholders for the fiscal year ended July 31, 2003, Statement of Additional Information dated September 30, 2003, and the Statement of Additional Information dated November 17, 2003 (relating to this Proxy Statement/Prospectus), each of which is incorporated by reference herein. You may request free copies of these documents, which have been filed with the SEC, by calling 1-800-523-1918 or by writing to the Trust at
Attention: Account Services, 2005 Market Street, Philadelphia, PA 19103.

                          INFORMATION ABOUT EACH FUND

  Each Fund files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the 1934 Act and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, Room 1200, 450 Fifth Street, N.W., Washington, D.C. 20549. Also, copies of such material can be obtained from the Public Reference Branch, SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates or from the SEC's Internet site at http://www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

                          PRINCIPAL HOLDERS OF SHARES

  On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of the Strategic Income Fund.

  To the best knowledge of the Strategic Income Fund, as of the Record Date, no person, except as set forth in the table below, owned of record 5% or more of the outstanding shares of any class of the Strategic Income Fund. The
Strategic Income Fund has no knowledge of beneficial ownership.



--------------------------------------------------------------------------------------------------------------------
         Class                            Name and Address of Account                  Share Amount       Percentage
--------------------------------------------------------------------------------------------------------------------
Strategic Income Fund              C/O Kelly Tillman                                   226,761.870          8.10%
Class A                            Wachovia Securities LLC FBO
                                   Daren Marc Keeter
                                   Box 217
                                   9925 Haynes Bridge Rd Ste 200
                                   Alpharetta, GA 30022-1913

Strategic Income Fund              Merrill Lynch, Pierce, Fenner & Smith               288,583.740          9.62%
Class B                            For The Sole Benefit Of Its Customers
                                   Attention: Fund Admin Sec #97LM7
                                   4800 Deer Lake Drive East, 2nd Fl
                                   Jacksonville, FL 32246-6484

Strategic Income Fund              Merrill Lynch, Pierce, Fenner & Smith                55,852.330          6.43%
Class C                            For The Sole Benefit Of Its Customers
                                   Attention: Fund Admin Sec #97LM8
                                   4800 Deer Lake Drive East, 2nd Fl
                                   Jacksonville. FL 32246-6484

                                   RS DMTC 401(K) Plan                                  44,863.900          5.17%
                                   Foreign Resources Corp
                                   Attn: Retirement Dept.
                                   1818 Market St
                                   Philadelphia, PA 19103-3638

Strategic Income Fund              RS NON Trust 401K                                   632,478.100         77.82%
Institutional Class                Plan Elevator Constructors Annuity 401k Plan
                                   1818 Market St
                                   Philadelphia, PA 19103-3638

                                   RS DMC Employee Profit Sharing Plan                 164,344.060         20.22%
                                   Delaware Management Company
                                   Employee Profit Sharing Trust
                                   C/O Rick Seidel
                                   1818 Market St
                                   Philadelphia, PA 19103-3638

  On the Record Date, the officers and trustees of the Acquiring Trust, as a group, owned less than 1% of the outstanding shares of the Diversified Income Fund.

  To the best knowledge of the Diversified Income Fund, as of the Record Date, no person, except as set forth in the table below, owned of record 5% or more of the outstanding voting shares of each class of the Diversified Income Fund. The Diversified Income Fund has no knowledge of beneficial ownership.


------------------------------------------------------------------------------------------------------------------
         Class                          Name and Address of Account                  Share Amount       Percentage
------------------------------------------------------------------------------------------------------------------
Diversified Income Fund            Merrill Lynch, Pierce, Fenner & Smith             1,173,412.230         12.29%
Class A                            For The Sole Benefit Of Its Customers
                                   Attention: Fund Administrator
                                   4800 Deer Lake Drive East, 2nd Fl
                                   Jacksonville, FL 32246-6484

Diversified Income Fund            Merrill Lynch, Pierce, Fenner & Smith               394,917.300         21.15%
Class B                            For The Sole Benefit Of Its Customers
                                   Attention: Fund Administrator
                                   4800 Deer Lake Drive East, 2nd Fl
                                   Jacksonville, FL 32246-6484

Diversified Income Fund            Merrill Lynch, Pierce, Fenner & Smith             1,724,459.140         30.82%
Class C                            For The Sole Benefit Of Its Customers
                                   Attention: Fund Administrator
                                   4800 Deer Lake Drive East, 2nd Fl
                                   Jacksonville, FL 32246-6484

Diversified Income Fund            RS DMTC 401(K) Plan                                  29,586.120         99.36%
Class R                            Peoples State Bank
                                   Attn: Retirement Plans
                                   2005 Market Street
                                   Philadelphia, PA 19103-7042

Diversified Income Fund            NFSC FEBO #APD-954063                                13,985.590         21.48%
Institutional Class                Bendas Oriental Rug Co Profit
                                   Nick Bendas
                                   7505 Delmar Blvd
                                   Saint Louis, MO 63130-3930

                                   Pershing LLC                                         10,428.740         16.01%
                                   PO Box 2052
                                   Jersey City, NJ 07303-2052

                                   Pershing LLC                                          6,410.260          9.84%
                                   PO Box 2052
                                   Jersey City, NJ 07303-2052

                                   Pershing LLC                                          4,895.110          7.51%
                                   PO Box 2052
                                   Jersey City, NJ 07303-2052

                                   Pershing LLC                                          4,656.580          7.15%
                                   PO Box 2052
                                   Jersey City, NJ 07303-2052


-------------------------------------------------------------------------------------------------------------------
         Class                     Name and Address of Account                         Share Amount      Percentage
-------------------------------------------------------------------------------------------------------------------
Diversified Income Fund            Pershing LLC                                          4,302.330          6.60%
Institutional Class (continued)    PO Box 2052
                                   Jersey City, NJ 07303-2052

                                   NFSC FEBO #APD-041572                                 3,352.740          5.14%
                                   Dane Ives Trustee
                                   Ives Const & Interiors Co Inc DBP
                                   237 Camelot Drive
                                   Saint Charles, MO 63304-5727

                                  EXHIBITS TO
                           PROXY STATEMENT/PROSPECTUS

   Exhibit
   -------
     A Form of Agreement and Plan of Reorganization between the Trust (on behalf of the Strategic Income Fund) and the Acquiring Trust (on behalf of the Diversified Income Fund).


                          OTHER DOCUMENTS INCLUDED WITH
                         THIS PROXY STATEMENT/PROSPECTUS

o Prospectuses of the Diversified Income Fund dated December 31, 2002, as previously filed via EDGAR, are incorporated into this filing by reference herein to Post-Effective Amendment No. 20 filed December 31, 2002.

     o Prospectus Supplement of the Diversified Income Fund dated April 30, 2003, as previously filed via EDGAR, is incorporated into this filing by reference herein to Post-Effective Amendment No. 21 filed on April 30, 2003.

     o Prospectus Supplement of the Diversified Income Fund dated May 22, 2003, as previously filed via EDGAR, is incorporated into this filing by reference herein to 497 filed on April 30, 2003.

     o Prospectus Supplement of the Diversified Income Fund dated June 16, 2003, as previously filed via EDGAR, is incorporated into this filing by reference herein to 497 filed on June 16, 2003.

     o Prospectus Supplement of the Diversified Income Fund dated September 23, 2003, as previously filed via EDGAR, is incorporated into this filing by reference herein to 497 filed on September 24, 2003.

o Annual Report to Shareholders of the Diversified Income Fund for the fiscal year ended October 31, 2002 as previously filed via EDGAR is incorporated herein by reference to N-30D filed January 8, 2003.

o Semiannual Report to Shareholders of the Diversified Income Fund for the six months ended April 30, 2003 as previously filed via EDGAR is incorporated herein by reference to N-30D filed July 2, 2003.

                                                                      EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

  This AGREEMENT AND PLAN OF REORGANIZATION ("Agreement"), made as of this ___ day of ________ 2004, by and between Delaware Group Adviser Funds (the "Acquiring Trust"), a statutory trust created under the laws of the State of Delaware, with its principal place of business at One Commerce Square, Philadelphia, Pennsylvania 19103, on behalf of its series, Delaware Diversified Income Fund ("Diversified Income Fund"), and Delaware Group Income Funds (the "Trust"), a statutory trust created under the laws of the State of Delaware, with its principal place of business also at One Commerce Square, Philadelphia, Pennsylvania 19103, on behalf of its series Delaware Strategic Income Fund ("Acquired Fund").

                             PLAN OF REORGANIZATION

  The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of: (i) the acquisition by the Acquiring Trust on behalf of the Diversified Income Fund of substantially all of the property, assets and goodwill of the Acquired Fund in exchange solely for (a) shares of beneficial interest, no par value, of the Diversified Income Fund - Class A ("Diversified Income Fund Class A Shares"), (b) shares of beneficial interest, no par value, of the Diversified Income Fund - Class B ("Diversified Income Fund Class B Shares"), (c) shares of beneficial interest, no par value, of the Diversified Income Fund - Class C ("Diversified Income Fund Class C Shares"), (d) shares of beneficial interest, no par value, of the Diversified Income Fund - Class R ("Diversified Income Fund Class R Shares"), (e) shares of beneficial interest, no par value of the Diversified Income Fund - Institutional Class ("Diversified Income Fund Institutional Class Shares"), and (f) the assumption by the Acquiring Trust on behalf of the Diversified Income Fund of all of the liabilities of the Acquired Fund; (ii) the distribution of (a) Diversified Income Fund Class A shares to the shareholders of Acquired Fund - Class A Shares ("Acquired Fund Class A Shares"), (b) Diversified Income Fund Class B Shares to the shareholders of Acquired Fund - Class B Shares ("Acquired Fund Class B Shares"), (c) Diversified Income Fund Class C Shares to the shareholders of Acquired Fund - Class C Shares ("Acquired Fund Class C Shares"), (d) Diversified Income Fund Class R Shares to the shareholders of Acquired Fund - Class R Shares ("Acquired Fund Class R Shares"), and (e) Diversified Income Fund Institutional Class Shares to the shareholders of Acquired Fund - Institutional Class Shares ("Acquired Fund Institutional Class Shares"), according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the closing (as referenced in Section 3, hereof, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

                                   AGREEMENT

  In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

  1. Sale and Transfer of Assets and Liabilities, Liquidation and Dissolution of the Acquired Fund

   (a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Acquiring Trust herein contained, and in consideration of the delivery by the Acquiring Trust of the number of its shares of beneficial interest of the Diversified Income Fund hereinafter provided, the Trust, on behalf of the Acquired Fund, agrees that it will sell, convey, transfer and deliver to the Acquiring Trust, on behalf of the Diversified Income Fund, at the Closing provided for in Section 3, all of the liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent or otherwise ("Liabilities") and the then existing assets of the Acquired Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. ("NYSE")) ("Close of Business") on the valuation date (as defined in Section 3 hereof, hereinafter called the "Valuation Date"), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay the Acquired Fund's costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of the Acquired Fund as liability reserves, (2) to discharge all of the Acquired Fund's Liabilities on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and excluding those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay such contingent liabilities as the trustees of the Trust shall reasonably deem to exist against the Acquired Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of the Acquired Fund (hereinafter "Net Assets"). The

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Trust, on behalf of the Acquired Fund, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date. The Trust agrees to use commercially reasonable efforts to identify all of the Acquired Fund's Liabilities prior to the Valuation Date and to discharge all such known Liabilities on or prior to the Valuation Date.

   (b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Trust on behalf of the Acquired Fund herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Acquiring Trust agrees at the Closing to assume the Liabilities, on behalf of the Diversified Income Fund, and to deliver to the Trust on behalf of the Acquired Fund: (i) the number of Diversified Income Fund Class A Shares, determined by dividing the net asset value per share of Acquired Fund Class A Shares as of the Close of Business on the Valuation Date by the net asset value per share of Diversified Income Fund Class A Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of the Acquired Fund Class A Shares as of Close of Business on the Valuation Date; (ii) the number of Diversified Income Fund Class B Shares, determined by dividing the net asset value per share of Acquired Fund Class B Shares as of Close of Business on the Valuation Date by the net asset value per share of Diversified Income Fund Class B Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of Acquired Fund Class B Shares as of Close of Business on the Valuation Date; (iii) the number of Diversified Income Fund Class C Shares, determined by dividing the net asset value per share of Acquired Fund Class C Shares as of Close of Business on the Valuation Date by the net asset value per share of Diversified Income Fund Class C Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of Acquired Fund Class C Shares as of Close of Business on the Valuation Date; (iv) the number of Diversified Income Fund Class R Shares, determined by dividing the net asset value per share of Acquired Fund Class R Shares as of Close of Business on the Valuation Date by the net asset value per share of Diversified Income Fund Class R Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of Acquired Fund Class R Shares as of Close of Business on the Valuation Date; and (v) the number of Diversified Income Fund Institutional Class Shares, determined by dividing the net asset value per share of Acquired Fund Institutional Class Shares as of Close of Business on the Valuation Date by the net asset value per share of Diversified Income Fund Institutional Class Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of Acquired Fund Institutional Class Shares as of Close of Business on the Valuation Date. All such values shall be determined in the manner and as of the time set forth in
Section 2 hereof.

   (c) As soon as practicable following the Closing, the Trust shall dissolve the Acquired Fund and distribute pro rata to the Acquired Fund's shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of the Diversified Income Fund received by the Acquired Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of the Diversified Income Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of the Acquired Fund as of the Close of Business on the Valuation Date. Fractional shares of beneficial interest of the Diversified Income Fund shall be carried to the third decimal place. Unless requested, no certificates representing shares of beneficial interest of the Diversified Income Fund will be issued to shareholders of the Acquired Fund Shares irrespective of whether such shareholders hold their shares in certificated form.

   (d) At the Closing, each shareholder of record of the Trust shall be entitled to surrender the same to the transfer agent for the Acquiring Trust and request in exchange therefor a certificate or certificates representing the number of whole shares of beneficial interest of the class of Diversified Income Fund shares into which the corresponding shares of beneficial interest of the Acquired Fund theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for fractional shares of beneficial interest of the Acquiring Trust shall not be issued, but such fractional shares shall continue to be carried by the Acquiring Trust in book entry form for the account of such shareholder. Until so surrendered, each outstanding certificate, which, prior to Closing, represented shares of beneficial interest of the Acquired Fund, shall be deemed for all Diversified Income Fund purposes to evidence ownership of the number of shares of beneficial interest of the Diversified Income Fund into which the shares of beneficial interest of the Acquired Fund (which prior to Closing were represented thereby) have been converted.

   (e) At the Closing, each shareholder of record of the Acquired Fund as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Acquired Fund that such person had on such Distribution Record Date.


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  2. Valuation

   (a) The value of the Acquired Fund's Net Assets to be acquired by the Diversified Income Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the Acquired Fund's currently effective prospectus and statement of additional information.

   (b) The net asset value of a share of beneficial interest of the Diversified Income Fund Class A Shares, Diversified Income Fund Class B Shares,
Diversified Income Fund Class C Shares, Diversified Income Fund Class R Shares and Diversified Income Fund Institutional Class Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the valuation procedures set forth in the Diversified Income Fund's currently effective prospectus and statement of additional information.

   (c) The net asset value of a share of beneficial interest of the Acquired Fund Class A Shares, Acquired Fund Class B Shares, Acquired Fund Class C Shares, Acquired Fund Class R Shares and Acquired Fund Institutional Class Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in the Acquired Fund's currently effective prospectus and statement of additional information.

  3. Closing and Valuation Date

  The Valuation Date shall be [       ], 2004, or such later date as the
parties may mutually agree. The Closing shall take place at the principal office of the Acquiring Trust, One Commerce Square, Philadelphia, Pennsylvania 19103 at approximately 9:00 a.m. Eastern time on the first business day following the Valuation Date. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Acquiring Trust or Trust, accurate appraisal of the value of the net assets of the Acquired Fund or the Diversified Income Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund and the Diversified Income Fund is practicable in the judgment of the Acquiring Trust and Trust. The Trust shall have provided for delivery as of the Closing of those Net Assets of the Acquired Fund to be transferred to the Diversified Income Fund's Custodian, JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245. Also, the Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of its Acquired Fund Shares, and the number of full and fractional shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief. The Acquiring Trust shall issue and deliver a certificate or certificates evidencing the shares of the Diversified Income Fund to be delivered at the Closing to said transfer agent registered in such manner as the Trust may request, or provide evidence satisfactory to the Trust in such manner as the Trust may request that such shares of beneficial interest of the Diversified Income Fund have been registered in an open account on the books of the Diversified Income Fund.

  4. Representations and Warranties by the Trust

  The Trust represents and warrants to the Acquiring Trust that:

   (a) The Trust is a statutory trust created under the laws of the State of
Delaware on [       ], and is validly existing and in good standing under the
laws of that State. The Trust, of which the Acquired Fund is a separate series, is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

   (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest of the Acquired Fund, with no par value. Each outstanding share of the Acquired Fund is validly issued, fully paid, non-assessable and has full voting rights and, except for any such shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable.

   (c) The financial statements appearing in the Acquired Fund Annual Report to
Shareholders for the fiscal year ended [       ], audited by Ernst & Young,
LLP, copies of which have been delivered to the Acquiring Trust, and any unaudited

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financial statements, copies of which may be furnished to the Acquiring Trust, fairly present the financial position of the Acquired Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

   (d) The books and records of the Acquired Fund made available to the Acquiring Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquired Fund.

   (e) The statement of assets and liabilities to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Diversified Income Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of the Acquired Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

   (f) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

   (g) The Trust has the necessary power and authority to conduct its business and the business of the Acquired Fund as such businesses are now being conducted.

   (h) The Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement.

   (i) The Trust has full power and authority to enter into and perform its obligations under this Agreement, subject to approval of the Plan of Reorganization by the Acquired Fund's shareholders. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been validly authorized, executed and delivered by it, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles.

   (j) Neither the Trust nor the Acquired Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

   (k) The Trust does not have any unamortized or unpaid organizational fees or expenses.

   (l) The Trust has elected to treat the Acquired Fund as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Code, the Acquired Fund is a "fund" as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.

  5. Representations and Warranties by the Acquiring Trust

  The Acquiring Trust represents and warrants to the Trust that:

   (a) The Acquiring Trust is a statutory trust created under the laws of the
State of Delaware on [             ], and is validly existing and in good
standing under the laws of that State. The Acquiring Trust, of which the Diversified Income Fund is a separate series of shares, is duly registered under the 1940 Act as an open-end, management investment company, such registration is in full force and effect as of the date hereof or will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

   (b) The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Diversified Income Fund.
Each outstanding share of the Diversified Income Fund is fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is

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freely transferable. The shares of beneficial interest of the Diversified
Income Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued and fully paid and non-assessable, freely transferable and have full voting rights.

   (c) At the Closing, each class of shares of beneficial interest of the Diversified Income Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding class of shares of the Acquired Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

   (d) The statement of assets and liabilities of the Diversified Income Fund to be furnished by the Acquiring Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Diversified Income Fund to be issued pursuant to
Section 1 hereof will accurately reflect the net assets of the Diversified Income Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

   (e) At the Closing, the Acquiring Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

   (f) The Acquiring Trust has the necessary power and authority to conduct its business and the business of the Diversified Income Fund as such businesses are now being conducted.

   (g) The Acquiring Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement.

   (h) The Acquiring Trust has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been validly authorized, executed and delivered by it, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject to enforcement to the effect of bankruptcy, insolvency reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

   (i) Neither the Acquiring Trust nor the Diversified Income Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of
Section 368(a)(3)(A) of the Code.

   (j) The books and records of the Diversified Income Fund made available to the Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Diversified Income Fund.

   (k) The Acquiring Trust has elected to treat the Diversified Income Fund as a regulated investment company ("RIC") for federal income tax purposes under
Part I of Subchapter M of the Code, the Diversified Income Fund is a "fund" as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.

  6. Representations and Warranties by the Trust and the Acquiring Trust

  The Trust and the Acquiring Trust each represents and warrants to the other that:

   (a) Except as discussed in its currently effective prospectus, there are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement. It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.


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   (b) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

   (c) It has duly and timely filed, on behalf of the Acquired Fund or the Diversified Income Fund, as appropriate, all Tax (as defined below) returns and reports (including information returns), which are required to be filed by such Acquired Fund or Diversified Income Fund, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by such Acquired Fund or Diversified Income Fund. On behalf of the Acquired Fund or the Diversified Income Fund, as appropriate, it has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports. The amounts set up as provisions for Taxes in the books and records of the Acquired Fund or Diversified Income Fund, as appropriate, as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the Acquired Fund or Diversified Income Fund, as appropriate, for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. No return filed by it, on behalf of the Acquired Fund or Diversified Income Fund, as appropriate, is currently being audited by the Internal Revenue Service or by any state or local taxing authority. As used in this Agreement, "Tax" or "Taxes" means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund or Diversified Income Fund, as appropriate.

   (d) All information provided to the Trust by the Acquiring Trust, and by the Trust to the Acquiring Trust, for inclusion in, or transmittal with, the Combined Proxy Statement and Prospectus with respect to this Agreement pursuant to which approval of the Acquired Fund's shareholders will be sought, shall not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

   (e) Except in the case of the Trust with respect to the approval of the Acquired Fund's shareholders of the Agreement, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, or state securities laws or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

  7. Covenants of the Trust

   (a) The Trust covenants to operate business of the Acquired Fund as presently conducted between the date hereof and the Closing.

   (b) The Trust undertakes that the Acquired Fund will not acquire the shares of beneficial interest of the Diversified Income Fund for the purpose of making distributions thereof other than to the Acquired Fund's shareholders.

   (c) The Trust covenants that by the Closing, all of the Acquired Fund's federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

   (d) The Trust will at the Closing provide the Acquiring Trust with:

           (1) A statement of the respective tax basis of all investments to be transferred by the Acquired Fund to the Diversified Income Fund.

           (2) A copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder, for all of the shareholders of record of the Acquired Fund's shares as of the Close of Business on the Valuation Date, who are to become holders of the Diversified Income Fund as a result of the transfer of assets that is

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     the subject of this Agreement, certified by its transfer agent or its
     President or its Vice-President to the best of their knowledge and belief.

   (e) The Board of Trustees of the Trust shall call and the Trust shall hold, a Special Meeting of the Acquired Fund's shareholders to consider and vote upon this Agreement (the "Special Meeting") and the Trust shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein. The Trust agrees to mail to each shareholder of record entitled to vote at the Special Meeting at which action on this Agreement is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations promulgated thereunder.

   (f) The Trust shall supply to the Acquiring Trust, at the Closing, the statement of the assets and liabilities described in Section 4(e) of this Agreement in conformity with the requirements described in such Section.

  8. Covenants of the Acquiring Trust

   (a) The Acquiring Trust covenants that the shares of beneficial interest of the Diversified Income Fund to be issued and delivered to the Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, and fully paid and non-assessable, and no shareholder of the Diversified Income Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

   (b) The Acquiring Trust covenants to operate the business of the Diversified Income Fund as presently conducted between the date hereof and the Closing.

   (c) The Acquiring Trust covenants that by the Closing, all of the Diversified Income Fund's federal and other tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

   (d) The Acquiring Trust shall supply to the Trust, at the Closing, the statement of assets and liabilities described in Section 5(d) of this Agreement in conformity with the requirements described in such Section.

   (e) The Acquiring Trust will file with the United States Securities and Exchange Commission (the "Commission") a Registration Statement on Form N-14 under the 1933 Act ("Registration Statement"), relating to the shares of beneficial interest of the Diversified Income Fund issuable hereunder, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable. At the time such Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Acquired Fund's shareholders' meeting, and at the Closing, the prospectus and statement of additional information included in the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

  9. Conditions Precedent to be Fulfilled by the Trust and the Acquiring Trust

  The obligations of the Trust and the Acquiring Trust to effectuate this Agreement and the Plan of Reorganization hereunder shall be subject to the following respective conditions:

   (a) That (1) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

   (b) That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party's Board of Trustees, certified by the Secretary or equivalent officer.

   (c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

   (d) That this Agreement and the Plan of Reorganization and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

   (e) That the Acquired Fund shall have declared a distribution or distributions prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Close of Business on the Valuation Date, and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning given such term by Section 1222(g) of the Code.

   (f) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the U.S. Securities and Exchange Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of material adverse effect on the assets and properties of the Acquired Fund or the Diversified Income Fund.

   (g) That prior to or at the Closing, the Trust and the Acquiring Trust shall receive an opinion from Stradley Ronon Stevens & Young, LLP ("SRSY") to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and in accordance with customary representations provided by the Trust and the Acquiring Trust in certificates delivered to SRSY:

           (1) The acquisition by the Diversified Income Fund of substantially all of the assets and the assumption of the liabilities of the Acquired Fund in exchange solely for the Diversified Income Fund shares to be issued pursuant to Section 1 hereof, followed by the distribution by the Acquired Fund to its shareholders of the Diversified Income Fund shares in complete liquidation of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Diversified Income Fund and the Acquired Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

           (2) No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets to and the assumption of the liabilities by the Acquired Fund in exchange solely for the voting shares of the Diversified Income Fund (to be issued in accordance with Section 1 hereof) under Section 361(a) and Section 357(a) of the Code;

           (3) No gain or loss will be recognized by the Diversified Income Fund upon the receipt by it of substantially all of the assets and the assumption of the liabilities of the Acquired Fund in exchange solely for the voting shares of the Diversified Income Fund (to be issued in accordance with Section 1 hereof) under Section 1032(a) of the Code;

           (4) No gain or loss will be recognized by the Acquired Fund upon the distribution of the Diversified Income Fund shares to the Acquired Fund shareholders in accordance with Section 1 hereof in liquidation of the Acquired Fund under Section 361(c)(1) of the Code.

           (5) The basis of the assets of the Acquired Fund received by the Diversified Income Fund will be the same as the basis of such assets to the Acquired Fund immediately prior to the exchange under Section 362(b) of the Code;

           (6) The holding period of the assets of the Acquired Fund received by the Diversified Income Fund will include the period during which such assets were held by the Acquired Fund under Section 1223(2) of the Code;

           (7) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their shares in the Acquired Fund for the voting shares (including fractional shares to which they may be entitled) of the Diversified Income Fund (to be issued in accordance with
     Section 1 hereof) under Section 354(a) of the Code;

           (8) The basis of the Diversified Income Fund shares received by the Acquired Fund shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the basis of the shares of the Acquired Fund exchanged therefor under Section 358(a)(1) of the Code;

           (9) The holding period of the Diversified Income Fund's shares received by the Acquired Fund's shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund's shares surrendered in exchange therefor, provided that the Acquired Fund shares were held as a capital asset on the date of the Reorganization under Section 1223(l) of the Code; and

           (10) The Diversified Income Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)- 1(b) of the regulations issued by the United States Treasury (the "Treasury Regulations")) the items of the Acquired Fund described in
     Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Treasury Regulations.

   (h) That the Acquiring Trust shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles:

           (1) The Trust was created as a statutory trust under the laws of the
     State of Delaware on [            ], and is validly existing and in good
     standing under the laws of the State of Delaware;

           (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Trust and of the Acquired Fund. Assuming that the initial shares of beneficial interest of the Acquired Fund were issued in accordance with the 1940 Act, and the Agreement and Declaration of Trust and By-Laws of the Trust, and that all other such outstanding shares of the Acquired Fund were sold, issued and paid for in accordance with the terms of the Acquired Fund prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable;

           (3) The Trust is an open-end, investment company of the management type registered as such under the 1940 Act;

           (4) Except as disclosed in the Acquired Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust or the Acquired Fund;

           (5) To such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

           (6) Neither the execution, delivery nor performance of this Agreement by the Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Trust is a party or by which the Trust is otherwise bound; and

           (7) This Agreement has been validly authorized, executed and delivered by the Trust and represents the legal, valid and binding obligation of the Trust and is enforceable against the Trust in accordance with its terms.

  In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of the Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

   (i) That the Trust shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to the Acquiring Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles:

           (1) The Acquiring Trust was created as a statutory trust under the
     laws of the State of Delaware on [      ], and is validly existing and in
     good standing under the laws of the State of Delaware;

           (2) The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value. Assuming that the initial shares of beneficial interest of the Diversified Income Fund were issued in accordance with the 1940 Act and the Acquiring Trust's Agreement and Declaration of Trust and By-Laws, and that all other such outstanding shares of the Diversified Income Fund were sold, issued and paid for in accordance with the terms of the Diversified Income Fund's prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable;

           (3) The Acquiring Trust is an open-end investment company of the management type registered as such under the 1940 Act;

           (4) Except as disclosed in the Diversified Income Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Acquiring Trust, the unfavorable outcome of which would materially and adversely affect the Acquiring Trust or the Diversified Income Fund;

           (5) The shares of beneficial interest of the Diversified Income Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by the Acquiring Trust or the Diversified Income Fund, and to such counsel's knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof;

           (6) To such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Acquiring Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws);

           (7) Neither the execution, delivery nor performance of this Agreement by the Acquiring Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Acquiring Trust is a party or by which the Acquiring Trust is otherwise bound; and

           (8) This Agreement has been validly authorized, executed and delivered by the Acquiring Trust and represents the legal, valid and binding obligation of the Acquiring Trust and is enforceable against the Acquiring Trust in accordance with its terms.

  In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of the Acquiring Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Trust.

   (j) That the Acquiring Trust's Registration Statement with respect to the shares of beneficial interest of the Diversified Income Fund to be delivered to the Acquired Fund's shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

   (k) That the shares of beneficial interest of the Diversified Income Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Acquiring Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Acquired Fund shareholder.

   (l) That at the Closing, the Trust, on behalf of the Acquired Fund, transfers to the Diversified Income Fund aggregate Net Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the Acquired Fund at the Close of Business on the Valuation Date.

  10. Fees and Expenses; Other Agreements

   (a) The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne equally by the Diversified Income Fund and by Delaware Management Company, a series of Delaware Management Business Trust and investment manager of the Diversified Income Fund and the Acquired Fund.

   (b) Any other provision of this Agreement to the contrary notwithstanding, any liability of the Trust under this Agreement with respect to any series of the Trust, or in connection with the transactions contemplated herein with respect to any series of the Trust, shall be discharged only out of the assets of that series of the Trust, and no other series of the Trust shall be liable with respect thereto.

   (c) Any other provision of this Agreement to the contrary notwithstanding, any liability of the Acquiring Trust under this Agreement with respect to any series of the Acquiring Trust, or in connection with the transactions contemplated herein with respect to any series of the Acquiring Trust, shall be discharged only out of the assets of that series of the Acquiring Trust, and no other series of the Acquiring Trust shall be liable with respect thereto.

  11. Termination; Waiver; Order

   (a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan of Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing as follows:

           (1) by mutual consent of the Trust and the Acquiring Trust;

           (2) by the Acquiring Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Acquiring Trust; or

           (3) by the Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Trust.

   (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2004, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both the Trust and the Acquiring Trust.

   (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the Trust or the Acquiring Trust or persons who are their trustees, officers, agents or shareholders in respect of this Agreement.

   (d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the Trust or the Acquiring Trust, respectively (whichever is entitled to the benefit thereof).

   (e) The respective representations, warranties and covenants contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan of Reorganization, and neither the Trust nor the Acquiring Trust, nor any of their officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director, trustee, agent or shareholder of the Trust or the Acquiring Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

   (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust or the Board of Trustees of the Acquiring Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

  12. Liability of the Acquiring Trust and the Trust

   (a) Each party acknowledges and agrees that all obligations of the Acquiring Trust under this Agreement are binding only with respect to the Diversified Income Fund; that any liability of the Acquiring Trust under this Agreement with respect to the Diversified Income Fund, or in connection with the transactions contemplated herein with respect to Diversified Income Fund, shall be discharged only out of the assets of the Diversified Income Fund;
that no other series of the Acquiring Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Trust nor the Acquired Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Acquiring Trust, the directors, officers, employees or agents of the Acquiring Trust, or any of them.

   (b) Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Acquired Fund; that any liability of the Trust under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Acquiring Trust nor the Diversified Income Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Trust, the trustees, officers, employees or agents of the Trust, or any of them.

  13. Final Tax Returns and Forms 1099 of the Acquired Fund

   (a) After the Closing, the Trust shall or shall cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed by the Trust with respect to the Acquired Fund's final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

   (b) Notwithstanding the provisions of Section 1 hereof, any expenses incurred by the Trust or the Acquired Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing, shall be borne by the Acquired Fund to the extent such expenses have been or should have been accrued by the Acquired Fund in the ordinary course without regard to the Plan of Reorganization contemplated by this Agreement; any excess expenses shall be borne by Delaware Management Company, a series of Delaware Management Business Trust at the time such Tax returns and Forms 1099 are prepared.

  14. Cooperation and Exchange of Information

  The Acquiring Trust and the Trust will provide each other and their respective representatives with such cooperation and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters of the Acquired Fund and Diversified Income Fund for its taxable period first ending after the Closing and for all prior taxable periods.

  15. Entire Agreement and Amendments

  This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

  16. Counterparts

  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

  17. Notices

  Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Trust or the Acquiring Trust at One Commerce Square, Philadelphia, PA 19103, Attention:
Secretary.

  18. Governing Law

  This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware.

  19. Effect of Facsimile Signature

  A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

  IN WITNESS WHEREOF, the Trust and the Acquiring Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.


                              Delaware Group Income Funds, on behalf of the Delaware Strategic Income Fund



                              By: _________________________

                              Title:________________________


                              Delaware Group Adviser Funds, on behalf of the Delaware Diversified Income Fund



                              By:__________________________

                              Title:_________________________